Restructuring	12 Months Ended
Dec. 31, 2019
Restructuring and Related Activities [Abstract]
Restructuring	Restructuring
In October of 2019, the Company approved and began to implement certain restructuring actions (the "2019 Cost Savings Plan") across its subsidiaries primarily targeted at simplifying organizational structures and distribution networks. The Company believes these actions will reduce costs in the future and allow it to more effectively and efficiently manage its businesses. Among other things, the 2019 Cost Savings Plan will result in workforce reductions and facility closures and consolidations. The Company executed a VRP for its U.S. and Canadian subsidiaries in the fourth quarter of 2019 in connection with this plan.
The table below summarizes costs associated with the 2019 Cost Savings Plan:

Total
Restructuring costs	$100,023
Special termination costs	42,757
Total costs incurred in 2019	$142,780
Remaining costs expected but not yet incurred	19,621
Total costs	$162,401
The 2019 Cost Savings Plan was approved and funded by the Company's corporate office and therefore these costs are not allocated to the Company's segments. See the segment data footnote for more information.
The table below summarizes the activity related to the restructuring costs discussed above. As of December 31, 2019, the current portion of the restructuring liability of $74,153 is included in other current liabilities on the consolidated balance sheet.

	Severance and other employee costs	Facility and closure costs	Accelerated operating lease costs	Asset impairments	Total
Liability as of January 1, 2019	$—	$—	$—	$—	$—
Restructuring costs	81,866	9,526	3,223	5,408	100,023
Cash payments	(5,209)	(3,378)	—	—	(8,587)
Non-cash charges	(5,550)	—	(3,223)	(5,408)	(14,181)
Translation	333	491	—	—	824
Liability as of December 31, 2019	$71,440	$6,639	$—	$—	$78,079